UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          May 13, 2020

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                ☐

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Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 13, 2020, Escalade, Incorporated (“Escalade” or the “Company”) held its Annual Meeting of Stockholders for which Escalade’s Board of Directors (the “Board”) solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2020 fiscal year and the approval, by non-binding vote, of the compensation of named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the nominees presented for election include current directors, Richard Baalmann, Jr., Patrick Griffin, David Fetherman, Edward Williams, and Walter Glazer, Jr., and new nominee, Katherine F. Franklin. Each individual elected will serve a one year term, expiring at the 2021 Annual Meeting or until their successors are elected and qualified. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld

Walter P. Glazer, Jr.	5,929,573	186,321
Katherine F. Franklin	5,875,918	239,976
Edward E. Williams	5,770,040	345,854
Richard F. Baalmann, Jr.	5,733,628	382,266
David L. Fetherman	4,933,009	1,182,885
Patrick J. Griffin	5,054,218	1,061,676

Therefore, Messrs. Glazer, Williams, Baalmann, Fetherman, and Griffin and Ms. Franklin were elected to the Board. There were 5,630,957 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2020 fiscal year, the Company’s stockholders ratified such appointment by a vote of 11,208,809 shares FOR, 107,864 shares AGAINST, and 430,178 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 5,504,081 shares FOR, 159,260 shares AGAINST, and 452,553 shares ABSTAINED. There were 5,630,957 broker non-votes. Therefore, the compensation for our named executive officers was approved, by non-binding vote.

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed by Escalade in its proxy statement for its 2020 Annual Meeting of Stockholders, Escalade’s Board and Mr. Fetherman, Escalade’s recently retired Chief Executive Officer, agreed that if Escalade’s new Chief Executive Officer commenced employment prior to the Annual Meeting, then Mr. Fetherman would retire from the Board immediately following his re-election at the Annual Meeting. The proxy statement also stated that the Board intended to appoint the new Chief Executive Officer to fill the vacancy that would be created by Mr. Fetherman’s retirement from the Board.

Scott Sincerbeaux commenced employment as Escalade’s Chief Executive Officer on April 27, 2020. Therefore, on May 13, 2020, Mr. Fetherman retired from the Board immediately following the conclusion of Escalade’s Annual Meeting, and the newly elected Board then met in its regularly scheduled meeting and appointed Mr. Sincerbeaux as a director of the Company to fill that vacancy.

Also as previously disclosed by Escalade in its Form 8-K filed on April 1, 2020, Mr. Sincerbeaux, age 52, joined Escalade from Wolverine World Wide, Inc. (NYSE: WWW), a leading marketer and licensor of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel, where he held several positions including President of Direct to Consumer, President of Global Retail, and President of The Stride Rite Children’s Group. Prior to joining Wolverine in November 2015, Mr. Sincerbeaux served as Vice President, North America Retail for Godiva Chocolatier from August 2013 to November 2015. Before joining Godiva Chocolatier, Mr. Sincerbeaux held sales and direct-to-consumer management roles at Bare Escentuals, Crabtree & Evelyn, and ECCO.

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There is no arrangement or understanding between Mr. Sincerbeaux and any other person pursuant to which Mr. Sincerbeaux was hired as the Company’s Chief Executive Officer and President, nor as to his appointment to the Board. Mr. Sincerbeaux has no family relationship with any executive officer or director of Escalade. Mr. Sincerbeaux has not been involved in any related party transaction with Escalade, nor does he have a direct or indirect material interest in any of Escalade’s existing or currently proposed transactions. Mr. Sincerbeaux will not be a member of any of the Escalade Board’s Committees, as those Committees are comprised solely of independent directors.

Forward-Looking Statements

This report contains forward-looking statements relating to present or future trends or factors that are subject to risks and uncertainties. These risks include, but are not limited to: specific and overall impacts of the COVID-19 global pandemic on Escalade’s financial condition and results of operations; Escalade’s plans and expectations surrounding the transition to its new Chief Executive Officer and all potential related effects and consequences; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade’s ability to achieve its business objectives, especially with respect to its Sporting Goods business on which it has chosen to focus; Escalade’s ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; the ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; Escalade’s ability to control costs; Escalade’s ability to successfully implement actions to lessen the potential impacts of tariffs and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; general economic conditions; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; Escalade’s ability to obtain financing and to maintain compliance with the terms of such financing; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; risks related to data security of privacy breaches; and other risks detailed from time to time in Escalade’s filings with the Securities and Exchange Commission. Escalade’s future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020	ESCALADE, INCORPORATED

By: /s/ STEPHEN R. WAWRIN

Stephen R. Wawrin, Vice President and Chief Financial Officer

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